                                                                    EXHIBIT 10.3

                               SECOND AMENDMENT TO
                           FIRST AMENDED AND RESTATED
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT

SECOND AMENDMENT TO FIRST AMENDED AND RESTATED WAREHOUSING CREDIT AND SECURITY AGREEMENT (this "Amendment") dated as of May 19, 2003, between Oak Street Mortgage LLC, a Delaware limited liability company, OAK STREET MORTGAGE OF TENNESSEE LLC, a Tennessee limited liability company, and OAK STREET MORTGAGE, INC., a Delaware corporation (collectively, "Borrower"), and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("Lender").

A. Borrower and Lender have entered into a revolving mortgage warehousing facility with a present Warehousing Commitment Amount of $150,000,000, which is evidenced by a First Amended and Restated Warehousing Promissory Note dated August 31, 2002, a Sublimit Promissory Note dated August 31, 2002 (the "Notes"), and by a First Amended and Restated Warehousing Credit and Security Agreement dated as of June 15, 2002 (as the same may have been and may be amended or supplemented, the "Agreement").

B. Borrower has requested that Lender amend certain terms of the Agreement, and Lender has agreed to such amendments, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, the parties to this Amendment agree as follows:

1.       Subject to Borrower's satisfaction of the conditions set forth in
         Section 7, the effective date of this Amendment is May 7, 2003 ("Effective Date").

2. Unless otherwise defined in this Amendment, all capitalized terms have the meanings given to those terms in the Agreement. Defined terms may be used in the singular or the plural, as the context requires. The words "include," "includes" and "including" are deemed to be followed by the phrase "without limitation." Unless the context in which it is used otherwise clearly requires, the word "or" has the inclusive meaning represented by the phrase "and/or." References to Sections and Exhibits are to Sections and Exhibits of this Amendment unless otherwise expressly provided.

3. Article 8 to the Agreement is amended and restated in its entirety as set forth in Article 8 to this Amendment. All references in the Agreement and the other Loan Documents to Article 8 are deemed to refer to the new Article 8.

4. Exhibit E to the Agreement is amended and restated in its entirety as set forth in Exhibit E to this Amendment. All references in the Agreement and the other Loan Documents to Exhibit E are deemed to refer to the new Exhibit E.

5. Exhibit H to the Agreement is amended and restated in its entirety as set forth in Exhibit H to this Amendment. All references in the Agreement and the other Loan Documents to Exhibit H are deemed to refer to the new Exhibit H.

6. On the Effective Date, the Pledge Loans described on Schedule I to this Amendment, shall be deemed for purposes of Exhibit H hereto, to be Nonperforming Mortgage Loans, except that the Warehousing Advances outstanding against such Pledged Loans may remain outstanding. At any time hereafter until July 15, 2003, Borrower may, at its option by Notice to Lender, elect to have additional Aged Mortgage Loans against which




* Represents confidential information that has been omitted and filed separately with the Commission.

         Warehousing Advances remain outstanding deemed to by Nonperforming Mortgage Loans pursuant to this paragraph 6.

7. Borrower must deliver to Lender (a) two executed copies of this Amendment, and (b) a $350 document production fee.

8. Borrower represents, warrants and agrees that (a) there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of Borrower, enforceable in accordance with their terms, as modified by this Amendment, (c) Lender is not in default under any of the Loan Documents and Borrower has no offset or defense to its performance or obligations under any of the Loan Documents, (d) except for changes permitted by the terms of the Agreement, Borrower's representations and warranties contained in the Loan Documents are true, accurate and complete in all respects as of the Effective Date and (e) there has been no material adverse change in Borrower's financial condition from the date of the Agreement to the Effective Date.

9. Except as expressly modified, the Agreement is unchanged and remains in full force and effect, and Borrower ratifies and reaffirms all of its obligations under the Agreement and the other Loan Documents.

10. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                                       OAK STREET MORTGAGE LLC,
                                       a Delaware limited liability company

                                       By:      /s/ Craig L. Royal
                                          --------------------------------------

                                       Its:     Chief Financial Officer

                                       OAK STREET MORTGAGE OF TENNESSEE LLC,
                                       a Tennessee limited liability company

                                       By:      /s/ Craig L. Royal
                                          --------------------------------------

                                       Its:     Chief Financial Officer

                                       OAK STREET MORTGAGE, INC.,
                                       a Delaware corporation

                                       By:      /s/ Craig L. Royal
                                          --------------------------------------

                                       Its:     Chief Financial Officer

                                       RESIDENTIAL FUNDING CORPORATION
                                       a Delaware corporation

                                       By:      /s/ Robin L. Swanson
                                           ---------------------------------

                                            Its:     Director

NEGATIVE COVENANTS

As long as the Warehousing Commitment is outstanding or there remain any Obligations to be paid or performed, Borrower must not, either directly or indirectly, without the prior written consent of Lender:

8.1.     CONTINGENT LIABILITIES

Assume, guarantee, endorse or otherwise become contingently liable for the obligation of any Person except by endorsement of negotiable instruments for deposit or collection in the ordinary course of business, and except for obligations arising in connection with the sale of Mortgage Loans with recourse in the ordinary course of Borrower's business.

8.2.     PLEDGE OF SERVICING CONTRACTS

Pledge or grant a security interest in any existing or future Servicing Contracts of Borrower other than to Lender or omit to take any action required to keep all of Borrower's Servicing Contracts in full force and effect.

8.3.     RESTRICTIONS ON FUNDAMENTAL CHANGES

8.3 (a) Consolidate, merge or enter into any analogous reorganization or transaction with any Person.

8.3 (b) Amend or otherwise modify Borrower's articles of organization or operating agreement in any way which will have an adverse impact on Lender.

8.3 (c) Liquidate, wind up or dissolve (or suffer any liquidation or dissolution).

8.3 (d) Cease actively to engage in the business of originating or acquiring Mortgage Loans or make any other material change in the nature or scope of the business in which Borrower engages as of the date of this Agreement.

8.3 (e) Sell, assign, lease, convey, transfer or otherwise dispose of (whether in one transaction or a series of transactions) all or any substantial part of Borrower's business or assets, whether now owned or acquired after the Closing Date, other than, in the ordinary course of business and to the extent not otherwise prohibited by this Agreement, sales of
         (1) Mortgage Loans, (2) Mortgage-backed Securities and (3) Servicing Contracts.

8.3 (f) Acquire by purchase or in any other transaction all or substantially all of the business or property of, or stock or other ownership interests of, any Person; provided, however, Borrower may purchase all or substantially all of the business or property of a Person whose primary business is directly related to mortgage banking if (1) the purchase price is no greater than $500,000, (2) the business or property is consolidated into the Borrower, and (3) Borrower gives at least five 5 Business Days advance written Notice of such purchase.

8.3 (g) Permit any Subsidiary of Borrower to do or take any of the foregoing actions.

8.4.     SUBSIDIARIES

Form or acquire, or permit any Subsidiary of Borrower to form or acquire, any Person that would thereby become a Subsidiary.

8.5.     DEFERRAL OF SUBORDINATED DEBT

Pay any Subordinated Debt of Borrower in advance of its stated maturity or, after a Default or Event of Default under this Agreement has occurred, make any payment of any kind on any Subordinated Debt of Borrower until all of the Obligations have been paid and performed in full and any applicable preference period has expired.

8.6.     LOSS OF ELIGIBILITY

Take any action that would cause Borrower to lose all or any part of its status as an eligible lender, seller/servicer or issuer as described under Section 9.1.

8.7.     ACCOUNTING CHANGES

Make, or permit any Subsidiary of Borrower to make, any significant change in accounting treatment or reporting practices, except as required by GAAP, or change its fiscal year or the fiscal year of any Subsidiary of Borrower.

8.8.     LEVERAGE RATIO

Permit Cresleigh LLC's Leverage Ratio at any time to exceed 20 to 1.

8.9.     MINIMUM TANGIBLE NET WORTH

Permit Cresleigh LLC's Tangible Net Worth at any time to be less than (i) $7,500,000 through June 30, 2003, and (ii) after June 30, 2003 (adjusted semi-annually thereafter), (a) $7,500,000 plus (b) 50% of Cresleigh LLC's net income after taxes and distributions to members for tax purposes, if positive, for each six-month period ending on June 30 or December 31 of any year, beginning June 30, 2003. Adjustments will occur on the first Business Day after the end of each six-month period.

8.10.    CURRENT RATIO

Permit Cresleigh LLC's Current Ratio at any time to be less than 1 to 1.

8.11.    MINIMUM CASH AND CASH EQUIVALENTS

Permit Cresleigh LLC's Cash and Cash Equivalent at any time to be less than $1,500,000.

8.12.    TRANSACTIONS WITH AFFILIATES

Directly or indirectly (a) make any loan, advance, extension of credit or capital contribution to any of Borrowers' Affiliates, (b) sell, transfer, pledge or assign any of its assets to or on behalf of those Affiliates, (c) merge or consolidate with or purchase or acquire assets from those Affiliates, or (d) pay management fees to or on behalf of those Affiliates.

8.13.    MINIMUM BUYDOWN

Permit Borrower's Buydown account at any time from May 7, 2003, to and including July 15, 2003, to be less than $2,000,000.

8.14.    RECOURSE SERVICING CONTRACTS

Acquire or enter into Servicing Contracts under which Borrower must repurchase or indemnify the holder of the Mortgage Loans as a result of defaults on the Mortgage Loans at any time during the term of those Mortgage Loans.

8.15.    GESTATION AGREEMENTS

Directly or indirectly sell or finance a Mortgage Loan under any Gestation Agreement if the Mortgage Loan is or was previously pledged to Lender as Collateral under this Agreement if the aggregate amount of Warehousing Advances outstanding is less than 60% of the Warehousing Commitment Amount.

                                END OF ARTICLE 8

                                                                       EXHIBIT E

                             COMPLIANCE CERTIFICATE

This Compliance Certificate is submitted to the Lender pursuant to Section 7.2(c) of the First Amended and Restated Warehousing Credit and Security Agreement among OAK STREET MORTGAGE LLC ("Oak Street LLC"), OAK STREET MORTGAGE OF TENNESSEE LLC ("Oak Street of TN") and OAK STREET MORTGAGE, INC. ("Oak Street Inc.;" Oak Street LLC, Oak Street of TN and Oak Street Inc. are collectively referred to as the "Borrowers") and RESIDENTIAL FUNDING CORPORATION ("Lender"), dated as of August 31, 2002 (as amended, restated, renewed or replaced, "Agreement"). Capitalized terms and Section numbers used in this Compliance Certificate without further definition refer to those terms and Sections set forth in the Agreement.

The undersigned hereby certifies to Lender that as of the close of business on ,_____ 20__ ("Statement Date") and with respect to Oak Street LLC (and Oak Street LLC's Subsidiaries on a consolidated basis):

11. As demonstrated by the attached calculations supporting this Compliance Certificate, Borrowers satisfied the covenants set forth in Sections 8.8, 8.9, 8.10, 8.11 and 8.12, or, if Borrowers did not satisfy any of those covenants, a detailed explanation is attached setting forth the nature and the period of existence of any Default or Event of Default and the action Borrowers have taken, are taking or propose to take with respect to that Default or Event of Default.

12. Borrowers have not transferred (by sale or otherwise), pledged or granted a security interest in any Servicing Contracts, except as permitted under the terms of the Agreement.

13. Borrowers have not made any payments in advance of the scheduled maturity date on any Subordinated Debt, and Borrowers have not incurred any additional Debt that must be subordinated under the terms of
         Section 7.11.

14. Borrowers were in full compliance with all applicable Investor net worth requirements, and in good standing with each Investor.

15. I have reviewed the terms of the Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and conditions of Borrowers (and Borrowers' Subsidiaries). That review has not disclosed, and I have no other knowledge of the existence of, any Default or Event of Default, or if any Default or Event of Default existed or exists, a detailed explanation is attached setting forth the nature and the period of existence of the Default or Event of Default and the action Borrowers have taken, are taking or propose to take with respect that Default or Event of Default.

16. Pursuant to Section 7.2 of the Agreement, enclosed are the financial statements of Oak Street LLC as of the Statement Date. The financial statements for the period ending on the Statement Date fairly present the financial condition and results of operations of Oak Street LLC (and Oak Street LLC's Subsidiaries on consolidated basis) as of the Statement Date.

Dated:__________________________            OAK STREET MORTGAGE LLC,
                                            a Delaware limited liability company

                                            By:_________________________________

                                            Its:________________________________

                 CALCULATIONS SUPPORTING COMPLIANCE CERTIFICATE

Borrower Name:    OAK STREET MORTGAGE LLC (and its Subsidiaries)

Statement Date:   _______________________________

All financial calculations set forth in this Compliance Certificate are as of the Statement Date.

1.       TANGIBLE NET WORTH:

         A.       Net Worth is:

                  Excess of total assets over total
                  liabilities:                                      $________

                  Plus:     Subordinated Debt not due within one
                            year of the Statement Date (or any
                            portion of that Subordinated Debt):     $________

                  Minus:    Advances or loans to members, managers
                            or Affiliates or any shareholder,
                            director  or officer of any manager,
                            member or Affiliate:                    $________

                  Minus:    Investments in Affiliates:              $________

                  Minus:    Assets  pledged to secure liabilities
                            not included in Debt:                   $________

                  Minus:    Intangible assets:                      $________

                  Minus:    Other assets that HUD deems
                            non-acceptable:                         $________

                  Minus:    Other assets that Lender deems
                            unacceptable:                           $________

                  TANGIBLE NET WORTH                                $________

         B.       Requirements of Section 8.9 of the Agreement:

                  OAK STREET LLC'S TANGIBLE NET WORTH MUST BE AT LEAST (A) $7,500,000 THROUGH JUNE 30, 2003, AND (B) AFTER JUNE 30, 2003
                  (ADJUSTED SEMI-ANNUALLY THEREAFTER), (1) $7,500,000 PLUS (2) 50% OF OAK STREET LLC'S NET INCOME AFTER TAXES AND DISTRIBUTIONS TO MEMBERS FOR TAX PURPOSES (IF POSITIVE) FOR EACH SIX-MONTH PERIOD ENDED ON JUNE 30 OR DECEMBER 31 OF ANY YEAR, BEGINNING JUNE 30, 2003. ADJUSTMENTS WILL OCCUR ON THE FIRST BUSINESS DAY AFTER THE END OF EACH SIX-MONTH PERIOD.

         C.       COVENANT SATISFIED:  _____  COVENANT NOT SATISFIED: ______

2.       DEBT

         A. Oak Street LLC's total liabilities calculated in accordance with GAAP, plus all indebtedness or other obligations for borrowed money or for the deferred purchase price of property or services: $________

                  Minus:    Deferred taxes arising from
                            capitalized excess servicing fees and
                            capitalized servicing rights:           $________

                  Minus:    Subordinated Debt not due within one
                            year of the Statement Date (or any
                            portion  of that Subordinated Debt):    $________

         B.       DEBT (Total):                                     $________

                  Minus:    Debt arising under Hedging
                            Arrangements (to the extent of assets
                            arising under those Hedging
                            Arrangements):                          $________

         C.       DEBT (adjusted for Hedging Arrangements):         $________

3. LEVERAGE RATIO

         A.       The ratio of Debt to Tangible Net Worth is
                  (2.C. to 1.A.):                                _______ to 1

         B.       Requirements of Section 8.8 of the Agreement:

                  OAK STREET LLC'S leverage ratio MUST not exceed 20 to 1.

         C.       COVENANT SATISFIED:  ____  COVENANT NOT SATISFIED:  ____

4. MINIMUM CASH AND CASH EQUIVALENTS

         A.       Amount of Cash:                                   $________

         B.       Cash Equivalents:
                       Funds on deposit in a U.S. Bank:             $________
                       Investment grade commercial paper:           $________
                       Money market funds:                          $________
                       Warehousing Buydown:                         $________
                       High grade marketable securities with a
                       maturity of 270 days or less:                $________

         C.       TOTAL CASH AND CASH EQUIVALENTS:

         D.       Requirements of Section 8.11 of the Agreement:

                  OAK STREET LLC'S CASH AND CASH EQUIVALENT MUST NOT AT ANY TIME BE LESS THAN $1,500,000.

         E.       COVENANT SATISFIED:  ____  COVENANT NOT SATISFIED:   ____

5.       TRANSACTIONS WITH AFFILIATES

         A.       Loans, advances, and extensions of credit by any Borrower
                  to its Affiliates during the current fiscal year:         $___

         B.       Minus: Capital contributions made by any Borrower to its
                  Affiliates during the current fiscal year:                $___

         C. Plus: Transfers, sales, pledges, assignments or other dispositions of assets made by any Borrower or on behalf
                  of its Affiliates:                                        $___

         D.       Management fees paid by any Borrower to Affiliates during
                  the current fiscal year:                                  $___

         E.       Requirements of Section 8.12 of the Agreement:

                  1. BORROWER MAY NOT MAKE ANY LOANS, ADVANCES, EXTENSIONS OF CREDIT OR CAPITAL CONTRIBUTIONS TO ITS AFFILIATES.

                          COVENANT SATISFIED: ____ COVENANT NOT SATISFIED:  ____

                  2. BORROWER MAY NOT TRANSFER, SELL, PLEDGE, ASSIGN OR MAKE ANY OTHER DISPOSITION OF ASSETS TO OR ON BEHALF OF ITS AFFILIATES.

                          COVENANT SATISFIED: ____ COVENANT NOT SATISFIED:  ____

                  3. BORROWER MAY NOT MERGE OR CONSOLIDATE WITH, OR PURCHASE OR ACQUIRE ANY ASSETS FROM, ITS AFFILIATES.

                          COVENANT SATISFIED: ____ COVENANT NOT SATISFIED:  ____

                  4. BORROWER MAY NOT PAY MANAGEMENT FEES TO OR ON BEHALF OF ITS AFFILIATES.

                          COVENANT SATISFIED: ____ COVENANT NOT SATISFIED:  ____

6.       RATIO OF CURRENT ASSETS TO CURRENT LIABILITIES

         A.       Current Assets:

                              Plus:  Cash:                                 $___

                              Plus:  Temporary Investments:                $___

                              Plus:  Mortgage Loans and Mortgage-backed
                                     Securities held for sale (net of any
                                     loan loss reserves:                   $___

                              Plus:  Accounts and accrued interest
                                     receivable (net of any allowance for
                                     doubtful accounts):                   $___

                     Plus:     Servicing advances made on behalf of
                               mortgagors:                             $________

                     Minus:    Loans/advances to or receivables from
                               employees, officers or owners and
                               Affiliates:                             $________

                     Minus:    Deferred assets, other than prepaid
                               items for insurance, taxes and rent:    $________

                     Minus:    Properties or assets located outside
                               the continental United States and
                               Canada:                                 $________

                     Total Current Assets:                             $________

         B. Current Liabilities (liabilities or any portion maturing within 1 year):

                     Plus:     Warehouse notes payable:                $________

                     Plus:     Other notes payable:                    $________

                     Plus:     Accounts payable and accrued expenses:  $________

                     Total Current Liabilities:                        $________

         C.       The ratio of Current Assets to Current
                  Liabilities is:                                   $________

         D.       Requirements of Section 8.10 of the Agreement:

                  OAK STREET LLC's RATIO OF CURRENT ASSETS TO CURRENT LIABILITIES MUST NOT BE LESS THAN 1 TO 1.

         E.       COVENANT SATISFIED: ____ COVENANT NOT SATISFIED:   ____

7.       LOAN PRODUCTION VOLUME

          Loan Type                 Number of Mortgage Loans      Aggregate Mortgage Note Amount
------------------------------------------------------------------------------------------------
Prime Mortgage Loans
------------------------------------------------------------------------------------------------
Subprime Mortgage Loans
------------------------------------------------------------------------------------------------
High LTV Mortgage Loans
------------------------------------------------------------------------------------------------
Repurchased Mortgage Loans
------------------------------------------------------------------------------------------------
Nonperforming Mortgage
       Loans
------------------------------------------------------------------------------------------------
REO Properties
------------------------------------------------------------------------------------------------

8.       MINIMUM BUYDOWN

         A.       Buydown account balance:                          $________

         B.       Requirements of Section 8.13 of the Agreement:

                  BORROWER'S BUYDOWN ACCOUNT MUST NOT BE LESS THAN $2,000,000 AT ANY TIME FROM MAY 9, 2003, TO AND INCLUDING JULY 15, 2003.

                  C.       COVENANT SATISFIED: ____ COVENANT NOT SATISFIED: ____

                                                                       EXHIBIT H

                         ELIGIBLE LOANS AND OTHER ASSETS

LIMITATIONS ON WAREHOUSING ADVANCES AGAINST MORTGAGE LOANS

Lender's obligation to make Warehousing Advances under the Agreement is subject to the following limitations:

         1. No Warehousing Advance will be made against any Mortgage Loan that has been previously sold or pledged to obtain financing (whether or not such financing constitutes Debt) under another warehousing financing arrangement or a Gestation Agreement.

         2. No Warehousing Advance will be made against any Mortgage Loan that Lender believes may be based on untrue, incomplete or inaccurate or fraudulent information or may otherwise be subject to fraud.

         3. No Warehousing Advance will be made against any Mortgage Loan if any of the limitations set forth in this Exhibit H would be exceeded after giving effect to the Warehousing Advance.

         4. No Warehousing Advance will be made against any Mortgage Loan with an original principal balance in excess of $2,000,000.

SUBLIMITS

These general limitations apply to all Warehousing Advances against Eligible
Loans:

     1. Wet Settlement Advances:        40% of the Warehousing Commitment Amount

     2. Third Party Originated Loans:   Not Permitted

ELIGIBLE LOANS AND TERMS OF WAREHOUSING ADVANCES

Subject to compliance with the terms and limitations set forth below and the terms, representations and warranties and the covenants in the Agreement, each of the following Mortgage Loans is an Eligible Loan for purposes of the
Agreement:

1.       PRIME MORTGAGE LOAN

(a) Definition: A First Mortgage Loan or a Second Mortgage Loan with the following characteristics:

   (i)   For a First Mortgage Loan:

      A. Underwritten substantially in accordance with Fannie Mae or Freddie Mac underwriting standards (except as to maximum amount); and

      B. Loan-to-Value Ratio not to exceed 80% or, if the Loan-to-Value Ratio exceeds 80%, the amount by which the Prime Mortgage Loan exceeds 80% is insured by or subject to a commitment for mortgage insurance; or

      C.     A Government Mortgage Loan.

   (ii)  For a Second Mortgage Loan:

      A. The credit of the obligor has been underwritten substantially in accordance with Fannie Mae or Freddie Mac underwriting standards; and

      B.     Loan-to-Value Ratio not more than 100%.

(b) Interest Rate:

    (i)   Other Mortgage Loans:                1.00% over LIBOR

    (ii)  Aged Mortgage Loans:                 1.50% over LIBOR

(c) Prime Sublimit:                            12% of the Warehousing Commitment
                                               Amount

    (i)   First Mortgage Loan:                 100% of the Prime Sublimit

    (ii)Second Mortgage Loan:                  50% of the Prime Sublimit

    (iii) Aged Mortgage Loan:                  $600,000   of  the Prime Sublimit

(d) Committed/Uncommitted:

    (i)   First Mortgage Loan:                 Purchase Commitment required

    (ii)  Second Mortgage Loan:                Purchase Commitment not required

(e) Wet Settlement Advances:                   Permitted

(f) Aged Mortgage Loans:                       Permitted for First Mortgage
                                               Loans only

(g) Committed Advance Rate:

    (i)  First Mortgage Loan:                  * % of the lesser of (i)
                                               the Mortgage Note Amount or (ii)
                                               the Committed Purchase Price

    (ii) RFC Mortgage Loan:                    * % of the lesser of (i) the
                                               Mortgage Note Amount or (ii) the
                                               Committed Purchase Price

(h) Uncommitted Advance Rate:

    (i)  Second Mortgage Loan:                 100% of the Mortgage Note Amount

(i) Standard Warehouse Period:                 90 days

(j) Aged Warehouse Period:                     120 days

(k) Required Prepayments:                      All Mortgage Loans in warehouse
                                               for 45 days will be reduced by
                                               2% of the Mortgage Note Amount.

                                               On the day a Pledged Loan becomes
                                               an Aged Mortgage Loan, the
                                               Advance against such Pledged Loan
                                               must be (a) repaid in full, to
                                               the extent the Aged Mortgage Loan
                                               Sublimit would be exceeded, or
                                               (b) otherwise, reduced by 5% of
                                               the Mortgage Note Amount.

(l) Loan Package Fee:                          $20.00; provided, however, should
                                               Borrower opt to use MERS, the
                                               Loan Package Fee will be $15.00.

(m) Wire Fee:                                  $7.50

2.  SUBPRIME MORTGAGE LOAN

(a) Definition: A First Mortgage Loan or a Second Mortgage Loan that has a risk rating of "A"-, "B" or "C" (determined using underwriting standards that comply with industry standards in the sole judgment of the Lender), and that is acceptable for purchase by at least two Investors.

(b) Interest Rate:

    (i)  Other Mortgage Loans:                 1.00% over LIBOR

    (ii) Aged Mortgage Loans:                  1.50% over LIBOR

(c) Subprime Sublimit:                         100%

    (i)  First Mortgage Loan:                  100% of the Subprime Sublimit

    (ii) Second Mortgage Loan:                 20% of the Subprime Sublimit

    (ii) Aged Mortgage Loan:                   5% of the Subprime Sublimit

(d) Committed/Uncommitted:                     Purchase Commitment not required

(e) Wet Settlement Advances:                   Permitted

(f) Aged Mortgage Loans:                       Permitted for First Mortgage
                                               Loans only

(g) Committed Advance Rate:

    (i)  RFC Mortgage Loan:                     * % of the lesser of (i) the
                                               Mortgage Note Amount or (ii) the
                                               Committed Purchase Price

(h) Uncommitted Advance Rate:

    (i)  First Mortgage Loan:                   * % of the Mortgage Note Amount

    (ii)Second Mortgage Loan:                   * % of the Mortgage Note Amount

(i) Standard Warehouse Period:                 90 days

(j) Aged Warehouse Period:                     180 days

(k) Required Prepayments:                      All Mortgage Loans in warehouse
                                               for 60 days will be reduced by
                                               2% of the Mortgage Note Amount.

                                               On the day a Pledged Loan
                                               becomes an Aged Mortgage Loan,
                                               the Advance against such Pledged
                                               Loan must be (a) repaid in full,
                                               to the extent the Aged Mortgage
                                               Loan Sublimit would be exceeded,
                                               or (b) otherwise, reduced by 5%
                                               of the Mortgage Note Amount.
                                               Thereafter, the Advance must be
                                               reduced by 5% of the Mortgage
                                               Note Amount.

(m) Loan Package Fee:                          $20.00; provided, however, should
                                               Borrower opt to use MERS, the
                                               Loan Package Fee will be $15.00.

(n) Wire                                       Fee: $7.50

3.  HIGH LTV MORTGAGE LOAN

(a) Definition: A Second Mortgage Loan that meets the 125 Loan Program eligibility criteria set forth in the GMAC-RFC Client Guide and for which an AssetWise Certificate has been issued, and a First Mortgage Loan that meets the Home Solution Program criteria and for which an AssetWise Certificate has been issued.

(b) Interest Rate:                             2.00% over LIBOR

(c) Committed/Uncommitted:                     Purchase Commitment from Lender
                                               required

(d) Wet Settlement Advances:                   Permitted

(e) Aged Mortgage Loans:                       Not Permitted

(f) HighLTV Sublimit:                          $1,000,000

(g) Committed Advance Rate:

    (i)  First Mortgage Loan:                   * % of the lesser of (i) the
                                               Mortgage Note Amount or (ii) the
                                               Committed Purchase Price

    (ii) Second Mortgage Loan:                  * %  of  the  lesser  of (i)
                                               the  Mortgage Note Amount or
                                               (ii) the  Committed  Purchase
                                               Price

(h) Standard Warehouse Period:                 45 days






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(i) Loan Package Fee:                          $20.00; provided, however, should
                                               Borrower opt to use MERS, the
                                               Loan Package Fee will be $15.00.

(j) Wire Fee:                                  $7.50


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4.  REPURCHASED MORTGAGE LOAN/NONPERFORMING MORTGAGE LOAN/REO PROPERTY

(a) Definitions:

    Repurchased Mortgage Loan: A Mortgage Loan that has been repurchased from an Investor or a Mortgage Pool pursuant to a Servicing Contract.

    Nonperforming Mortgage Loan: A First Mortgage Loan or a Second Mortgage Loan that is not a High LTV Mortgage Loan and (i) is in the process of foreclosure, (ii) is 60 days or more delinquent or (iii) with respect to which the Warehousing Period has expired.

    REO Property: An improved real property containing a 1- to 4-family residence, which property is owned by Borrower as the result of a foreclosure proceeding or the acceptance of a deed in lieu of foreclosure, or has been purchased from an Investor to satisfy a repurchase obligation of Borrower to the Investor.

(b) Interest Rate:                             3.25% over LIBOR

(c) Sublimit:                                  (i) from May 7, 2003, to and
                                               including July 15, 2003,
                                               $7,000,000, and (ii) thereafter,
                                               $2,400,000

(d) Committed/Uncommitted:                     Purchase Commitment not required

(e) Wet Settlement Advances:                   Not Permitted

(f) Aged Mortgage Loans:                       Not permitted

(g) Advance Rate for Repurchased
    and Nonperforming Mortgage Loans:           * % of the lesser of (i)
                                               Lender's  initial Warehousing
                                               Advance, (ii) the unpaid
                                               principal balance, (iii) the
                                               repurchase price, or (iv) the
                                               Appraised Property Value or BPO
                                               Value

(h) Advance Rate for REO Property:             The lesser of (i) * % Lender's
                                               initial Warehousing Advance or
                                               (ii) * % of the Appraised
                                               Property Value or BPO Value

(i) Required Prepayments for
    Repurchased and Nonperforming
    Mortgage Loans:                            from and after July 15, 2003, 5%
                                               of the Mortgage Note Amount, paid
                                               each month occurring more than
                                               90 days after the date of the
                                               Warehousing Advance

(j) Required Prepayments for REO Property:     5% of the initial Warehousing
                                               Advance against an REO Property
                                               paid each month occurring  more
                                               than 90 days  after the date of
                                               the Warehousing Advance

(k) Standard Warehouse Period:                 365 days







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(l) Loan Package Fee:                          $20.00; provided, however, should
                                               Borrower opt to use MERS, the
                                               Loan Package Fee will be $15.00.

(m) Wire Fee:                                  $7.50


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